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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                NOVEMBER 3, 2008

                           NASCENT WINE COMPANY, INC.
               (Exact Name of Registrant as Specified in Charter)

            Nevada                                        82-0576512
-------------------------------                ---------------------------------
(State or Other Jurisdiction of                (IRS Employer Identification No.)
        Incorporation)

                                   333-120949
                            ------------------------
                            (Commission File Number)

    2355-B Paseo De Las Americas                                       92154
      San Diego, California                                          -----------
----------------------------------------                               Zip Code
(Address of Principal Executive Offices)

                                 (619) 661-0458
                  ---------------------------------------------
              (Registrant's telephone number, including area code)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         On March 31, 2008, we sold a $1,000,000 Senior Secured Promissory Note (the "Note") to Genesis Merchant Partners, LP, a Delaware limited partnership ("Genesis"). The proceeds from the sale of the Note are being used for working capital purposes. Interest accrues on the amount of the Note at a rate of 14% per annum and is payable monthly to Genesis. The Note is secured by all assets of our company, and had an original maturity date of September 30, 2008. We elected to extend the term of the loan to March 31, 2009 for a fee of $20,000. On November 3, 2008, in connection with the extension of the Note, we entered into a Collateral Assignment of Contracts agreement (the "Assignment"). Pursuant to the Assignment, we assigned to Genesis, as additional security for our obligations under the Note, our rights to receive payments under (i) a promissory note in the amount of $1,000,000 made by AIP, Inc., and (ii) a settlement agreement with Pasani, S.A. de C.V. and other parties.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         The disclosure required by this item is included in Item 1.01 and is incorporated herein by this reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

         (d) Exhibits

        EXHIBIT NUMBER                  DESCRIPTION
        --------------                  -----------
              99.1          Senior Secured Promissory Note dated March 31, 2008
              99.2 Collateral Assignment of Contracts dated as of October 31, 2008



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 7, 2008                 NASCENT WINE COMPANY, INC.


                                       By: /s/ Peter V. White
                                           -------------------------------------
                                           Peter V. White
                                           Chief Financial Officer and Treasurer